UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)      November 11, 2003

                       PHOTRONICS, INC.
 (Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (203) 775-9000

(Former name or former address, if changed since last report)

Item 5.	Other Events

On November 11, 2003, the Company issued a press release announcing that its registration statement covering resales by the holders of its 2 1/4% Convertible Subordinated Notes due 2008 was declared effective by the Securities and Exchange Commission on November 10, 2003.  A copy of the press release is attached to this 8-K.

Item 7.	Financial Statements and Exhibits
(c) Exhibits
99.1	Press Release dated November 11, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE: November 12, 2003	BY: /s/ Sean T. Smith
Sean T. Smith
Vice President and Chief Financial Officer

PHOTRONICS, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release dated November 11, 2003.